UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 25, 2010

Lincoln Educational Services Corporation
(Exact Name of Registrant as Specified in Charter)

New Jersey (State or other jurisdiction of incorporation)	000-51371 (Commission File Number)	57-1150621 (I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340 West Orange, New Jersey 07052 (Address of principal executive offices)		07052 (Zip Code)

Registrant’s telephone number, including area code: (973)736-9340

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 3, 2010, Lincoln Educational Services Corporation (the “Company”) issued a press release announcing, among other things, its results of operations for the fourth quarter and year ended December 31, 2009.  A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.  The information contained under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information contained under this Item 2.02 in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 25, 2010, Jerry G. Rubenstein, a member of the Board of Directors (the “Board”) of the Company, provided notice to the Executive Chairman of the Board that he will not stand for re-election to the Board at the Company’s next Annual Meeting of Shareholders, scheduled for April 30, 2010.

On March 2, 2010, the Company announced that on February 25, 2010, Alvin O. Austin was appointed to its Board, effective immediately.  Mr. Austin will serve on the Company’s Audit Committee.  No arrangement or understanding exists between Mr. Austin and any other person pursuant to which he was appointed as a director.  There are no transactions with respect to Mr. Austin that would be required to be reported under Item 404(a) of Regulation S-K.   Mr. Austin will participate in the Company’s 2005 Non-Employee Directors Restricted Stock Plan, which is filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (Registration No. 333-123664).  A copy of the press release announcing Mr. Austin’s appointment is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release of Lincoln Educational Services Corporation dated March 3, 2010.

99.2	Press release of Lincoln Educational Services Corporation dated March 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: March 3, 2010	By:	/s/ Cesar Ribeiro
		Name:	Cesar Ribeiro
		Title:	Senior Vice President, Chief Financial Officer and Treasurer